Notes Payable (Outstanding Notes Payable) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Senior Debt - Term Loan	$ 4,239	$ 6,023
Senior Debt - Real Estate Loan	1,551	1,679
Subordinated Term Loan	9,676	8,659
Promissory Note Payable	860	1,075
Total	16,326	17,436
Less: Unamortized debt discount	(337)	(542)
Less: Current portion of notes payable, including current portion of unamortized debt discount	(5,775)	(1,925)
Notes payable, net of current portion	$ 10,214	$ 14,969